IVY FUNDS

Supplement dated September 4, 2008
to
Ivy Equity Funds Prospectus dated July 31, 2008
to
Ivy Funds Class E Shares Prospectus dated July 31, 2008
and to
Ivy Funds Class R Shares Prospectus dated July 31, 2008

The following replaces the information regarding the management of Ivy Asset Strategy Fund in the Section entitled "Portfolio Management":

Ivy Asset Strategy Fund: Michael L. Avery and Ryan F. Caldwell are primarily responsible for the day-to-day management of the Ivy Asset Strategy Fund. Mr. Avery has held his Fund responsibilities since January 1997. In June 2005 he was named Chief Investment Officer and Executive Vice President of Ivy Investment Management Company (IICO) and Waddell & Reed Investment Management Company (WRIMCO), an affiliate of IICO. Mr. Avery is Vice President of Ivy Funds, Inc. and Vice President of other investment companies for which WRIMCO serves as investment manager, and has served as portfolio manager for investment companies managed by WRIMCO since February 1994. From August 1987 until June 2005, Mr. Avery had served as the Director of Research for IICO and for WRIMCO and its predecessor. He holds a BS degree in Business Administration from the University of Missouri, and an MBA with emphasis on finance from Saint Louis University.

Mr. Caldwell has held his Ivy Asset Strategy Fund responsibilities since January, 2007. His investment research responsibilities are concentrated in asset managers and brokers, and transaction processors. Mr. Caldwell joined WRIMCO in July 2000 as an economic analyst. In January 2003 he was appointed an investment analyst, and in June 2005 was named assistant portfolio manager for the Fund, as well as two other funds managed by WRIMCO or IICO. Mr. Caldwell is Vice President of IICO and WRIMCO, Vice President of Ivy Funds, Inc. and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Caldwell earned a BBA in finance from Southwest Texas State University, and an MBA with an emphasis in finance from the University of Kansas. He is currently pursuing the Chartered Financial Analyst designation.

Daniel J. Vrabac, formerly a manager of the Fund along with Messrs. Avery and Caldwell, is now focusing on portfolio management responsibilities of the global bond funds which are managed by IICO and WRIMCO. While no longer responsible for day-to-day management of the Ivy Asset Strategy Fund, Mr. Vrabac continues to provide input to Ivy Asset Strategy Fund on the global fixed income markets, currencies and trading, which were among his principal responsibilities as a portfolio manager of Ivy Asset Strategy Fund.